                                RATE SCHEDULE QNT
                       QUICK NOTICE TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

                             CONTRACT NO. QNT-013966

THIS AGREEMENT is made effective as of the 1st day of December, 1995, by and between:

TRUNKLINE GAS COMPANY, (hereinafter called "Trunkline"), a Delaware Corporation,

                                       and

THE PEOPLES GAS LIGHT AND COKE COMPANY
(hereinafter called "Shipper").

Shipper represents and warrants that Shipper conforms to the requirements of 18 C.F.R.

Section 284.102     (284B - Intrastate Pipelines or
                      Local Distribution Companies)
                                                            --------------
Section 284.222     (284G - Interstate Pipelines)
                                                            --------------
Section 284.223     (284G - Others)                                X
                                                            --------------

In consideration of the mutual covenants and agreements as herein set forth, both Trunkline and Shipper covenant and agree as follows:

                               ARTICLE 1 - SERVICE

     Trunkline agrees to receive at the Points of Receipt and deliver at the Points of Delivery, on a firm basis, Quantities of Natural Gas up to the following daily Quantity (Dt), which shall constitute the Maximum Daily
Quantity:

                                 50,000   (Dt).
                               ---------

     The Maximum Daily Quantity is stated in delivered Quantities, for which received Quantities must be adjusted for fuel usage and lost or unaccounted for Gas as set out in the then-effective, applicable rates and charges under Trunkline's Rate Schedule QNT.


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                          RATE SCHEDULE QNT (Continued)
                       QUICK NOTICE TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

                               ARTICLE 7 - NOTICES

     The Post Office addresses of both Trunkline and Shipper are as follows:

                                             TRUNKLINE

Payment:                                     Trunkline Gas Company
                                             Attn:  Cash Management
                                             P. O. Box 1311
                                             Houston, Texas 77251-1311

Nomination and
Scheduling:                                  Trunkline Gas Company
                                             Attn:  Nominations and Allocations
                                             P. O. Box 1642
                                             Houston, Texas 77251-1642

                                             BUSINESS DAY, OR SATURDAY AND
                                             SUNDAY  8 a.m. - 12 p.m. CT
                                             Phone:   (713) 627-5638
                                             Fax:     (713) 627-5636

                                             ALL OTHER HOURS
                                             Attn:  Gas Control Operations
                                             Phone:  (713) 627-5621

Pipeline Emergencies:                        Trunkline Gas Company
(Not to be used for                          Attn:  Gas Control
any other purpose)                           P. O. Box 1642
                                             Houston, Texas  77251-1642
                                             Phone:  (713) 627-5621
                                             Toll Free:   1-800-225-3913
                                             Texas only:  1-800-221-1084

Other:                                       Trunkline Gas Company
                                             Attn:  Marketing Operations
                                             P. O. Box 1642
                                             Houston, Texas 77251-1642
                                             Phone:  (713) 627-4707
                                             Fax:    (713) 627-4752

                       QUICK NOTICE TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

     IN WITNESS WHEREOF, both Trunkline and Shipper have caused this Agreement to be executed in several counterparts by their respective officers or other persons duly authorized to do so.

THE PEOPLES GAS LIGHT AND COKE COMPANY

By:     /s/ Thomas M. Patrick
        ------------------------------

Title:  Vice President
        ------------------------------

EXECUTED -----------------------------


TRUNKLINE GAS COMPANY

By:     /s/ G. Rana
        ------------------------------

Title:  ------------------------------

EXECUTED -----------------------------


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                          RATE SCHEDULE QNT (Continued)
                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

                                    EXHIBIT A
                            Transportation Agreement
                                      For
                                  Firm Service
                             Under Rate Schedule QNT

                           Primary Points of Delivery

Seq.                                                             Meter
No.  Delivered To             Location       County    State      No.      MDDO
---  ------------------       ----------     ------    -----     -----     -----
1    PEOPLES GAS (MANLO       09 21N 07E     CHAMPA     IL       80601     50000

                            Description of Facilities

                                                       Atmos.
Seq.      Existing/                Operated and        Pres.
No.       Proposed       Zone      Maintained by       (Psia)
---       --------       ----      -------------       ------
1         EXISTING       Z-2       TRUNKLINE GAS       14.40

                          Secondary Points of Delivery

Shipper shall have the secondary Points of Delivery as set forth in Section 2.3 of Trunkline's Rate Schedule QNT.

                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

                                    EXHIBIT A
                            Transportation Agreement
                                       For
                                  Firm Service
                             Under Rate Schedule QNT

                            Primary Points of Receipt

                                                                     MDRO
Seq.                                                   Meter     (Net of Fuel
No.  Received From       Location       County  State  No.       Reimbursement)
---  -------------       ----------     ------  -----  -----     --------------
1    EXXON (ST 165)      ST 165/170     OFFSHO    LA   80274          50000

                            Description of Facilities

                                                       Atmos.
Seq. Existing/                Operated and             Pres.
No.  Proposed       Zone      Maintained by            (Psia)
---  --------       ----      -------------            ------
1    EXISTING       FLD       TRUNKLINE GAS            14.70

                           Secondary Points of Receipt

Shipper shall have the secondary Points of Receipt as set forth in Section 2.2 of Trunkline's Rate Schedule QNT.